UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

GigCapital4, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(650) 276-7040

(Address of principal executive offices, including Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Common stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Forward Share Purchase Agreement with Tenor

On October 21, 2021, GigCapital4, Inc., a Delaware corporation (“GigCapital4” or the “Company”) and Tenor Opportunity Master Fund Ltd. (“Tenor”) entered into a Forward Share Purchase Agreement (the “Purchase Agreement”), pursuant to which Tenor may elect to sell and transfer to the Company on the three month anniversary of the date of the closing of the Company’s business combination (the “Business Combination”) with BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear”), and the Company will purchase up to 2,500,000 shares of common stock of GigCapital4, par value $0.0001 per share, from Tenor (the “Shares”) consisting of (i) shares of common stock then held by Tenor and/or (ii) any additional shares of common stock that Tenor may acquire prior to the closing of GigCapital4’s Business Combination at a price of $10.15 per share (the “Shares Purchase Price”). The date of the closing of the Business Combination is referred to as the “Business Combination Closing Date” and the date of the purchase by the Company of the Shares is referred to as the “Shares Closing Date.” In conjunction with the sale of the Shares, Tenor shall notify the Company and the Escrow Agent (as defined below) in writing five business days prior to the three-month anniversary of the date of the Business Combination Closing Date whether or not it is exercising its right to sell the Shares to the Company pursuant to the Purchase Agreement (the “Shares Sale Notice”). If Tenor fails to timely deliver the Shares Sale Notice in accordance with the immediately preceding sentence, Tenor shall be deemed to have forfeited its right to sell any Shares to the Company pursuant to the Purchase Agreement. If the Shares Sale Notice is timely delivered by Tenor to the Company and the Escrow Agent, the Company will purchase from Tenor the Shares held by Tenor on the Shares Closing Date. As of October 21, 2021, Tenor held 700,000 shares of common stock of the Company and could acquire up to an additional 1,800,000 shares of common stock.

In exchange for the Company’s commitment to purchase the Shares on the Shares Closing Date, Tenor agreed that they will not (i) request redemption of any of the Shares in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, or (ii) tender the Shares to GigCapital4 in response to any redemption or tender offer that GigCapital4 may commence for its shares of common stock ((i) and (ii) collectively, the “Restrictions”); provided that (x) all of the Additional Investors (as defined below) shall be bound by a substantially similar restriction as the Restrictions in any agreements to be entered into with such other investors (the “Additional Investors”) for the purchase and sale of GigCapital4 common stock imposing restrictions on dispositions of GigCapital4 common stock (the “Additional Investor Agreements”); and (y) the Shares shall not represent more than twenty-five percent (25%) of the aggregate number of shares of common stock of GigCapital4 subject to the Restrictions (or a substantially similar restriction) pursuant to the Purchase Agreement and the Additional Investor Agreements (collectively, the “Restricted Shares”) (and in the event that there are fewer than an aggregate of 10,000,000 Restricted Shares, then the number of Shares subject to the Restrictions shall be reduced ratably such that the aggregate number of Shares subject to the Restrictions shall be no more than twenty-five percent (25%) of the total number of the then current Restricted Shares, unless otherwise mutually agreed upon in writing, with any additional Shares subject to the forward share purchase provision above such amount no longer subject to the Restrictions; provided, further, that for the avoidance of doubt, nothing in this paragraph is intended to, nor shall it limit the ability of Tenor to exercise its rights under the forward share purchase provision with respect to any number of Shares up to the maximum amount specified therein).

Tenor also agreed that it will not engage in any transactions involving any Short Sales involving any securities of GigCapital4 or the Company prior to the Shares Closing Date. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities and Exchange Act of 1934 (the “Exchange Act”).

Notwithstanding anything to the contrary in the Purchase Agreement, commencing on the day after the date by which shares of common stock of GigCapital4 must be tendered for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination (the “Redemption Date”), Tenor may sell the Shares in the open market as long as the sales price exceeds $10.00 per Share prior to payment of any commissions due by Tenor for such sale. If Tenor sells any Shares in the open market after the Redemption Date and prior to the one-month anniversary of the Business Combination Closing Date at a sales price per Share that is greater than $10.05 (such sale, the “Early Sale” and such shares, the “Early Sale Shares”), then the Company shall pay to Tenor an amount equal to $0.05 per Early Sale Share sold by Tenor (the “Early Sale Premium”).

Simultaneously with the closing of the Business Combination, the Company will deposit into an escrow account with Continental Stock Transfer & Trust Company (the “Escrow Agent”), subject to the terms of an escrow agreement, an amount equal to the lesser of (i) $25,375,000 and (ii) $10.15 multiplied by the number of Shares held by Tenor as of the closing of the Business Combination. The Company’s purchase of the Shares will be made with funds from the escrow account attributed to the Shares. In the event that Tenor sells any Shares as provided for above, it shall provide to the Company and the Escrow Agent within three business days of the sale (the “Open Market Sale Notice”), and the Escrow Agent shall release from the escrow account for the Company’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Shares which Tenor has sold; provided that if Tenor sold any Early Sale Shares, then the Escrow Agent shall release from the escrow account (x) for Tenor’s use without restriction an amount equal to the Early Sale Premium with respect to the Early Sale Shares sold by Tenor, and (y) for the Company’s use without restriction an amount equal to the number of Early Sale Shares sold in the Early Sale multiplied by $10.10. In the event that Tenor chooses not to sell to the Company any Shares that it owns as of the three-month anniversary of the Business Combination Closing Date, the Escrow Agent shall release all remaining funds from the escrow account for the Company’s use without restriction.

Nothing in the Purchase Agreement prohibits or restricts Tenor with respect to the purchase from third parties prior to the Business Combination Closing Date of additional shares of common stock of GigCapital4, including shares that have previously been tendered by third parties for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, to the extent such third parties unwind such tenders for redemption, or any warrants, convertible notes or options (including puts or calls) of GigCapital4; provided, the aggregate number of Shares (including any additional shares) owned by Tenor shall not exceed 2,500,000 shares of common stock of GigCapital4, unless otherwise agreed in writing by the parties.

GigCapital4 agreed not to provide the Additional Investors material terms in the Additional Investor Agreements that are more favorable to such Additional Investors than the terms provided to Tenor in the Purchase Agreement. In the event that GigCapital4 provides the Additional Investors with material terms in the Additional Investor Agreements that are more favorable than the terms provided to Tenor in the Purchase Agreement at any time prior to the Business Combination Closing Date, GigCapital4 shall promptly inform Tenor of such more favorable terms, and Tenor shall have the right to elect to have such more favorable terms included in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants from the parties. GigCapital4’s obligation to consummate the transactions contemplated by the Purchase Agreement is subject to the consummation of the Business Combination.

GigCapital4 agreed to indemnify Tenor and its officers, directors, employees, agents and shareholders (collectively referred to as the “Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of GigCapital4, the Company or any of their respective subsidiaries asserting that Tenor is not entitled to receive the aggregate Share Purchase Price or such portion thereof as it is entitled to receive pursuant to the Purchase Agreement, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Indemnitee.

The Purchase Agreement may be terminated: (i) by mutual written consent of GigCapital4 and Tenor; (ii) automatically if GigCapital4’s stockholders fail to approve the Business Combination; and (iii) prior to the closing of the Business Combination by Tenor if there occurs a Company Material Adverse Effect (as defined in that certain Agreement and Plan of Merger, dated as of June 4, 2021, by and among GigCapital4, BigBear, GigCapital4 Merger Sub Corporation and BBAI Ultimate Holdings, LLC (as amended, the “Merger Agreement”); provided that, solely for purposes of the Purchase Agreement (and not, for the avoidance of doubt, for purposes of the Merger Agreement), the failure of the counterparties to the Note Subscription Agreements (as defined in the Merger Agreement) to fund or cause the funding of 25% or greater of the aggregate amount of the Notes (as defined in the Merger Agreement) when required to do so pursuant to the terms of the Note Subscription Agreements shall constitute a Company Material Adverse Effect.

The foregoing description is only a summary of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital4 or Tenor. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital4 or Tenor.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding GigCapital4’s and BigBear’s respective industries, future events, the proposed transactions between GigCapital4, GigCapital4 Merger Sub Corporation, BigBear and the BBAI Ultimate Holdings, LLC, the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BigBear’s and GigCapital4’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BigBear and GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of GigCapital4’s stockholders is not obtained; failure to realize the anticipated benefits of the proposed transactions; risks relating to the uncertainty of the projected financial information with respect to BigBear; risks related to the rollout of BigBear’s business and the timing of expected business milestones; the effects of competition on BigBear’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed transactions or in the future, and those factors discussed in GigCapital4’s final prospectus dated February 8, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of GigCapital4 filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of GigCapital4 or BigBear presently know or that GigCapital4 or BigBear currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4’s and BigBear’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. GigCapital4 and BigBear anticipate that subsequent events and developments will cause GigCapital4’s and BigBear’s assessments to change. However, while GigCapital4 and BigBear may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Current Report on Form 8-K is based on the estimates of BigBear and GigCapital4 management. BigBear and GigCapital4 obtained the industry, market and competitive position data used throughout this Current Report on Form 8-K from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. BigBear and GigCapital4 believe their estimates to be accurate as of the date of this Current Report on Form 8-K. However, this information may prove to be inaccurate because of the method by which BigBear or GigCapital4 obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The proposed Business Combination will be submitted to stockholders of GigCapital4 for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, GigCapital4 intends to file a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) to be distributed to GigCapital4’s stockholders in connection with GigCapital4’s solicitation for proxies for the vote by GigCapital4’s stockholders in connection with the proposed transactions and other matters as described in such Proxy Statement. After the Proxy Statement has been filed and declared effective, GigCapital4 will mail the Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of GigCapital4 are advised to read, when available, the preliminary Proxy Statement, and any amendments thereto, and the definitive Proxy Statement in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination because the Proxy Statement will contain important information about the proposed Business Combination and the parties to the proposed transaction. Stockholders will also be able to obtain copies of the Proxy Statement, without charge, once available, at the SEC’s website at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

GigCapital4 and BigBear and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital4’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of GigCapital4’s stockholders in connection with the proposed Business Combination will be set forth in the Proxy Statement when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of GigCapital4’s directors and officers in GigCapital4’s filings with the SEC, including

GigCapital4’s final prospectus dated February 8, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, and such information will also be in the Proxy Statement to be filed with the SEC by GigCapital4 for the proposed transactions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Forward Share Purchase Agreement, dated October 21, 2021, by and among GigCapital4, Inc. and Tenor Opportunity Master Fund, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	President and Chief Executive Officer of GigCapital4, Inc.